UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 29, 2025

MAINZ BIOMED N.V.
(Exact name of registrant as specified in its charter)

The Netherlands	001-41010	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Robert Koch Strasse 50 Mainz, Germany	55129
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (407) 344 4004

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, €0.01 par value	MYNZ	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

As previously disclosed in a current report on Form 6-K dated October 3, 2025, on October 1, 2025, Mainz Biomed N.V. (the "Company"), a Dutch public limited liability entered into an equity distribution agreement (the "Sales Agreement") with Maxim Group LLC ("Maxim" or the "Sales Agent"), a New York-based broker-dealer. The Sales Agreement provides a framework under which the Company may sell, from time to time, ordinary shares, nominal value €0.01 per share (the "Ordinary Shares"), representing an aggregate maximum offering amount of up to $10,000,000 (the "ATM").

A copy of the Sales Agreement is filed as Exhibit 10.1 to this current report on Form 8-K and is incorporated herein by reference.

With respect to the Company’s ATM, on December 29, 2025, the Company filed with the U.S. Securities and Exchange Commission (the "SEC") a prospectus supplement (the "Prospectus Supplement"), dated as of December 29, 2025, pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended (the "Securities Act"), which supplements the Company’s effective shelf registration statement on Form F-3 (File No. 333-269091) originally filed on December 30, 2022 and declared effective on January 6, 2023 (the "Base Prospectus"). The Prospectus Supplement describes the terms of the ATM with Maxim regarding the sale of Ordinary Shares under the Sales Agreement. Pursuant to the Prospectus Supplement and the accompanying Base Prospectus, the Company may offer and sell Ordinary Shares through the Sales Agent having an aggregate maximum offering price of $2,152,823.

From January 5, 2026 through January 23, 2026, the Company sold an aggregate of 1,735,194 Ordinary Shares under the Prospectus Supplement at prevailing market prices on the Nasdaq Capital Market through the Sales Agent. The Company received aggregate gross proceeds of $2,152,822.40 before deducting commissions and expenses payable to Maxim.

As of the date of this current report on Form 8-K, the Prospectus Supplement has been fully utilized. The remaining capacity under the overall ATM remains available for future sales, subject to market conditions and other factors.

This Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy the Offered Shares or any other securities, nor shall there be any offer, solicitation, or sale of securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Item 9.01 Financial Statements and Exhibits.

Exhibit Index

Exhibit No.	Description
5.1	Opinion of CMS Derks Star Busmann N.V. regarding the validity of the securities being registered
10.1	Sales Agreement, dated October 3, 2025, by and among Mainz Biomed N.V. and Maxim Group LLC (incorporated by reference to Exhibit 10.1 to the current report on Form 6-K by the Registrant on October 3, 2025).
23.1	Consent of CMS Derks Star Busmann N.V. (included in Exhibit 5.1)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

The information contained in this Report on Form 6-K is hereby incorporated by reference into our Registration Statement on Form F-3 (File No. 333-269091) and into the Base Prospectus and any prospectus supplement outstanding under the foregoing registration statement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 10, 2026	By:	/s/ William J. Caragol
Chief Financial Officer

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